EXHIBIT 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly filing of Artfest International, Inc., a Delaware corporation (the "Company"), on Form 10-QSB for the period ended June 30, 2006 as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Larry D. Ditto, the Chief Executive Officer of the Company, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 21, 2007	By:	/s/ Larry D. Ditto
Larry D. Ditto
Chairman and Chief Executive Officer